Exhibit 25.2
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|
___________________________
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
333 South Hope Street Suite 2525 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

___________________________
Raytheon Technologies Corporation
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	06-0570975 (I.R.S. employer identification no.)
1000 Wilson Boulevard Arlington, Virginia (Address of principal executive offices)	22209 (Zip code)
___________________________

Junior Subordinated Debt Securities
(Title of the indenture securities)
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1.    General information. Furnish the following information as to the trustee:
(a)    Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429
(b)    Whether it is authorized to exercise corporate trust powers.
Yes.
2.    Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.    List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act").
1.    A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).
2.    A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.
333-121948).
3.     A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No.
333-152875).

4.    A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).
6.    The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).
7.    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 8th day of September, 2022.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A

By:	/s/ Lawrence M. Kusch
Name: Lawrence M. Kusch
Title: Vice President

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 333 South Hope Street, Suite 2525, Los Angeles, CA 90071

    At the close of business June 30, 2022, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands

ASSETS

Cash and balances due from
depository institutions:
Noninterest-bearing balances and currency and coin............................................................................3,548
Interest-bearing balances...................................................................................................................464,922
Securities:
Held-to-maturity securities...........................................................................................................................0
Available-for-sale debt securities........................................................................................................50,522
Equity securities with readily determinable fair values not held for trading...............................................0
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold in domestic offices.........................................................................................................0
Securities purchased under agreements to resell..........................................................................................0
Loans and lease financing receivables:
Loans and leases held for sale......................................................................................................................0
Loans and leases, held for investment.................................0
LESS: Allowance for loan and
lease losses...........................................................................0
Loans and leases held for investment,
net of allowance...................................................................0
Trading assets............................................................................................................................................................0
Premises and fixed assets (including capitalized leases).................................................................................17,717
Other real estate owned.............................................................................................................................................0
Investments in unconsolidated subsidiaries and associated companies....................................................................0
Direct and indirect investments in real estate ventures.............................................................................................0
Intangible assets.............................................................................................................................................856,313
Other assets....................................................................................................................................................104,690

Total assets................................................................................................................................................$1,497,712

LIABILITIES

Deposits:
In domestic offices......................................................................................................................................1,570
Noninterest-bearing........................................................................................................1,570
Interest-bearing......................................................................................................................0

Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased in domestic offices...............................................................................................0
Securities sold under agreements to repurchase..........................................................................................0
Trading liabilities......................................................................................................................................................0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)............................................................0
Not applicable
Not applicable
Subordinated notes and debentures..........................................................................................................................0
Other liabilities..............................................................................................................................................264,945
Total liabilities...............................................................................................................................................266,515
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus...........................................................................................................0
Common stock....................................................................................................................................................1,000
Surplus (exclude all surplus related to preferred stock).................................................................................325,102
Not available
Retained earnings........................................................................................................................................905,091
Accumulated other comprehensive income...........................................................................................................4
Other equity capital components...............................................................................................................................0
Not available
Total bank equity capital..........................................................................................................................1,231,197
Noncontrolling (minority) interests in consolidated subsidiaries..........................................................................0
Total equity capital......................................................................................................................................1,231,197
Total liabilities and equity capital...............................................................................................................1,497,712

    I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

    Matthew J. McNulty     )    CFO

    We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

    Antonio I. Portuondo, President     )
    Michael P. Scott, Managing Director    )    Directors (Trustees)
    Kevin P. Caffrey, Managing Director    )